Exhibit 99.1

1 © 2021 Glaukos Corporation March 2021

2 © 2021 Glaukos Corporation Disclaimer All statements other than statements of historical facts included in this presentation that address activities, events or developments that we expect, believe or anticipate will or may occur in the future are forward-looking statements. These statements are based on management’s current expectations, assumptions, estimates and beliefs. Although we believe that we have a reasonable basis for forward-looking statements contained herein, we caution you that they are based on current expectations about future events affecting us and are subject to risks, uncertainties and factors relating to our operations and business environment, all of which are difficult to predict and many of which are beyond our control, that may cause our actual results to differ materially from those expressed or implied by forward-looking statements in this presentation. These potential risks and uncertainties that could cause actual results to differ materially from those described in forward-looking statements include, without limitation, uncertainties regarding the duration and severity of the COVID-19 pandemic and its impact on our business or the economy generally; our ability to continue to generate sales of our commercialized products and develop and commercialize additional products; our dependence on a limited number of third-party suppliers, some of which are single-source, for components of our products; the occurrence of a crippling accident, natural disaster, pandemic or other disruption at our primary facility, which may materially affect our manufacturing capacity and operations; securing or maintaining adequate coverage or reimbursement by third-party payors for procedures using the iStent, the iStent inject, our corneal cross-linking products or other products in development of our products; our ability to properly train, and gain acceptance and trust from, ophthalmic surgeons in the use of our products; our ability to compete effectively in the highly competitive and rapidly changing medical device industry and against current and future competitors (including MIGS competitors); our compliance with federal, state and foreign laws and regulations for the approval and sale and marketing of our products and of our manufacturing processes; the lengthy and expensive clinical trial process and the uncertainty of timing and outcomes from any particular clinical trial; the risk of recalls or serious safety issues with our products and the uncertainty of patient outcomes; our ability to protect, and the expense and time-consuming nature of protecting, our intellectual property against third parties and competitors and the impact of any claims against us for infringement or misappropriation of third party intellectual property rights and any related litigation; and our ability to service our indebtedness. These and other known risks, uncertainties and factors are described in detail under the caption “Risk Factors” and elsewhere in our filings with the Securities and Exchange Commission, including our Quarterly Report on Form 10-Q for the quarter ended September 30, 2020, which was filed with the SEC on November 5, 2020 and our Annual Report on Form 10-K for 2020, which was filed with the SEC on March 1, 2021. Our filings with the SEC are available in the Investor Section of our website at www.glaukos.com or at www.sec.gov. In addition, information about the risks and benefits of our products is available on our website at www.glaukos.com. All forward- looking statements included in this presentation are expressly qualified in their entirety by the foregoing cautionary statements. You are cautioned not to place undue reliance on the forward-looking statements in this presentation, which speak only as of the date hereof. We do not undertake any obligation to update, amend or clarify these forward-looking statements whether as a result of new information, future events or otherwise, except as may be required under applicable securities law.

3 © 2021 Glaukos Corporation 1 FY2014 GAAP & non-GAAP gross margin; FY 2020 GAAP gross margin of 59% was adjusted for certain Avedro merger-related accounting and other adjustments - see Appendix for details; 2 2015 as of 6/30/2015 (post-IPO); 2020 as of 12/31/2020; Includes cash, short-term investments and restricted cash Building a World-Class Global Infrastructure & Company Significant Progress Continues Since 2015 IPO 83% 75% 2020 2014 GROSS MARGIN1 CASH & EQUIVALENTS (IN MILLIONS)2 2014 2020 COUNTRIES WITH DIRECT SALES 2 17 $414 $104 2020 2015 REVENUE BY GEOGRAPHY US Int’l 77% 23% 2020 REVENUE BY FRANCHISE 2015 94% 6% 100% 80% 20% 2015 2020 Glaucoma Corneal Health $46 $225 6-Yr CAGR: 30% 2014 2020 TOTAL NET SALES (IN MILLIONS) 2020 $55 $32 $65 $73 Q1 Q2 Q3 Q4

4 © 2021 Glaukos Corporation 2020: Major Accomplishments that Advanced our Growth Strategy ESTABLISHED CORNEAL HEALTH FRANCHISE SUCCESSFUL LAUNCH OF ISTENT INJECT W SWIFT & EFFECTIVE COVID RESPONSE STRENGTHENED BALANCE SHEET COMPLETED GLOBAL SYSTEMS TRANFORMATION INTERNATIONAL SALES GROWTH & APPROVALS ADVANCED MARKET- EXPANDING PIPELINE CONTINUED TO OPTIMIZE REIMBURSEMENT Completed seamless integration of Avedro business, delivering record Photrexa revenue and KXL placements Providing surgeons optimized stent visualization, streamlined implantation and procedural predictability with iStent inject W Executing plans designed to ensure safe work environments for employees while meeting customer needs and reducing annual costs by ~$25M Reported strong international sales related to recent expansion efforts; received new regulatory approvals in Australia and Japan Worked proactively with multiple entities to ensure reimbursement coverage and payment, including upcoming combo-cataract MIGS transition to Category I Completed iStent infinite FDA trial, continued enrollment in Phase 3 iDoseTR trials and made progress on multiple pre-clinical R&D programs Completed $288M convertible debt offering, further strengthening our balance sheet and ability to invest in future growth Enterprise-wide upgrades designed to enhance business activities and support long-term growth

5 © 2021 Glaukos Corporation Our Strategy for Long-Term Growth & Profitability Creating a Unique Vision Care Leader Micro-Scale Surgical Devices Pharmaceuticals Biosensors Ocular Hypertension to Refractory Disease Glaucoma Corneal Health Keratoconus Ocular Surface Disease Refractive Conditions Retinal Disease Wet AMD DME RVO MAJOR PLATFORMS THERAPEUTIC CLASSES

6 © 2021 Glaukos Corporation Our Strategy for Long-Term Growth & Profitability Serving the Clinical Needs of Large Patient Populations 1 Estimate based on Glaukos algorithm of physician preference and combination therapy, utilization; assumes full product portfolio availability to physician, except pre-clinical products (iDose TREX, iDose Rock, IOP Sensor); 2 Company estimates of US opportunity; 3 Market Scope estimates Ocular Hypertension to Refractory Disease Glaucoma Corneal Health Keratoconus Ocular Surface Disease Refractive Conditions Retinal Disease Wet AMD DME RVO $13B Est. of global opportunity1 $23B Est. of US opportunity for keratoconus ($3B) and iLink for presbyopia ($15B), and est. of US annual dry eye market ($2.4B)2,3 $13B Est. of global annual market size3 THERAPEUTIC CLASSES

7 © 2021 Glaukos Corporation Ocular Hypertension to Refractory Disease Glaucoma Key 2121 Glaucoma Catalysts SUBMIT ISTENT INFINTE PMA-S TO FDA COMPLETE IDOSE TR PHASE 3 TRIAL R&D PROGRESS ON IDOSE TREX & IDOSE ROCK LAUNCH PRESERFLO & CONTINUE IPRIME DEVELOPMENT

iStent infinite: Powerful Standalone MIGS Indication

FDA Submission Set for 1H 2021; Targeting Late 2021 Approval

1 SUBMIT ISTENT INFINTE PMA-S TO FDA

iStent infinite



Three wide-flange stents preloaded in injector system that facilitates placement across ~6 clock hours of Schlemm's canal



iStent infinite is not approved by the FDA

US CLINICAL TRIAL

US IDE open-label, single-arm study in a standalone procedure

72 subjects with open-angle glaucoma uncontrolled by prior surgical or medical therapy; enrollment completed Oct 2019

Our focus is on patient achievement of 20% or greater reduction in mean diurnal IOP from baseline at 12 months on same or lower ocular hypotensive medication burden





Photo courtesy of George R. Reiss MD

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© 2021 Glaukos Corporation

GLAUKOS

iStent infinite: Significant IOP Reduction in Severe Patients

FDA Submission Set for 1H 2021; Targeting Late 2021 Approval

1 SUBMIT ISTENT INFINTE PMA-S TO FDA

Most difficult to treat glaucoma patients

Average of 3.1 IOP lowering medications at baseline

Already failed average of 2 prior glaucoma surgeries

76%

of subjects achieved ***20% or greater reduction in mean diurnal IOP*** *from baseline on same or lower ocular hypotensive medication burden*

≥50%

of subjects achieved ***30% or greater reduction in mean diurnal IOP*** *from baseline*

13%

mean reduction in medication burden from baseline

Highly favorable safety profile

(no explants, infections or device-related interventions or hypotony)

iStent infinite is not approved by the FDA

9 © 2021 Glaukos Corporation

GLAUKOS

10 © 2021 Glaukos Corporation iStent infinite: Viable Alternative to More Complex Procedures Three-stent injectable will offer new compelling treatment option in standalone procedure with highly favorable safety profile Clinical data suggest iStent infinite may help patients with open- angle glaucoma uncontrolled by prior surgical or medical therapy Expect surgeons – glaucoma specialists and comprehensive ophthalmologists – to gravitate to iStent infinite before proceeding to tissue-destructive procedures iStent infinite is not approved by the FDA

Santen PreserFlo MicroShunt

An Alternative to Trabeculectomy & Tube Shunts

2 LAUNCH PRESERFLO & CONTINUE IPRIME DEVELOPMENT

PRESERFLO MICROSHUNT





8.5 mm tube made of biocompatible material (SIBS); standalone, ab-externo procedure to filter fluid from anterior chamber to subconjunctival space

Designed to treat late-stage, refractory glaucoma

Attractive alternative to trabeculectomy, tubes, XEN and ExPress

- **Demonstrated IOP reduction (30+%) and medication burden reduction (2.4 meds) in pivotal study[1]**

Favorable safety, efficacy and post-op care profile

Glaukos is exclusive partner in US and Australia

- FDA approval pending
- **Anticipate US launch in 2021**
- Will utilize established Category I CPT code (66183)

Santen PreserFlo is not approved by the FDA

1 Santen press release issued Aug 30, 2019

11 © 2021 Glaukos Corporation

GLAUKOS

12 © 2021 Glaukos Corporation Introducing iPRIME™ A New Viscodelivery System from Glaukos iPRIME is a minimally invasive viscoelastic delivery system that further supports the needs of physicians and patients This complementary technology further expands Glaukos’ broad portfolio of innovative ophthalmic solutions Development-stage program, not FDA- approved iPRIME is not approved by the FDA or commercially available A viscoelastic delivery system for use in Schlemm’s canal

13 © 2021 Glaukos Corporation Glaucoma Micro-Surgical Portfolio Comprehensive, Tissue-Sparing Offering Designed to Address Full Range of Disease Progression & Facilitate Combination Therapies Creates 2 pathways for fluid outflow Creates 3 pathways for fluid outflow across 6 clock hours of Schlemm’s canal Like iStent inject W; but for use in pseudophakic patients Ab-externo device for late-stage glaucoma Santen’s exclusive US partner INTENDED DISEASE STATE Mild to Moderate Advanced to Refractory flexible microcatheter along with inserting viscoelastic to disconnect potential adhesions and debris in the canal and distal collector channels Creates pathway for fluid outflow Combo-Cataract Standalone ™ ™ Creates 2 pathways for fluid outflow; wider flange enhances ease of use and visibility Viscoelastic delivery system for use in Schlemm’s canal iStent infinite, iStent SA, iPRIME and PreserFlo are not approved by the FDA

14 © 2021 Glaukos Corporation Sustained-Release Pharmaceuticals The Next Stage in Glaucoma Therapy • Designed to provide longest duration intracameral pharmaceutical; secure and anchored design; facile implantation and exchange • Membrane designed to elute specially formulated travoprost, a commonly prescribed topical prostaglandin • Phase 3 clinical trials underway iDose 1 Market opportunity estimates based on Glaukos algorithm of physician preference and combination therapy, utilization; assumes full product portfolio availability to physician, except pre-clinical products (iDose TREX, iDose Rock, IOP Sensor) Topical drugs subject to significant issues of patient non-adherence, impositions to quality-of-life and ocular surface disease and toxicity Unmet need and appetite among glaucoma specialists and ophthalmologists for sustained- release pharmaceutical alternatives Current mobile, intracameral bio- erodible implants limited by endothelial cell loss, labeling restrictions and relatively short durations of activity CLINICAL NEED • AMA approved Cat III codes for implantation, removal and re- implantation of drug delivery system into anterior chamber, effective 7/21 • Estimated annual US opportunity of 3M eyes1 Ocular Hypertension to Refractory OAG iDose TR is not approved by the FDA

15 © 2021 Glaukos Corporation Sustained-Release Pharmaceuticals: iDoseTR Alternative to Topical Medications, Addressing Non-Adherence & Other Drawbacks iDose TR is not approved by the FDA Average Reduction in IOP PHASE 2 CLINICAL DATA AT 24 MONTHS* 154-patient, multi-center, randomized, double-blind trial Evaluated 2 iDose models with two different travoprost elution rates, compared to topical timolol ophthalmic solution, 0.5% Primary efficacy endpoint of non- inferiority to topical timolol Subjects diagnosed with mild to moderate OAG or ocular hypertension, on 0 to 3 meds with baseline IOP between 21 mmHg and 36 mmHg Additional medications were added if IOP was above 18 mmHg Month 3 Month 6 Month 9 Month 12 Month 18 Month 24 5.0 6.0 7.0 8.0 9.0 7.5 7.5 7.6 7.6 7.6 7.8 7.7 7.7 7.6 7.5 7.5 7.4 8.3 8.1 8.0 7.8 7.7 7.9 mmHg iDose FE iDose SE Timolol 0.5% BID *Calculated using all IOP observations through each data point weighted equally, no imputations for mandated medications PHASE 2 CLINICAL TRIAL n = 51 54 49 51 54 49 49 54 49 49 53 48 49 52 48 47 50 46

16 © 2021 Glaukos Corporation Sustained-Release Pharmaceuticals: iDoseTR Alternative to Topical Medications, Addressing Non-Adherence & Other Drawbacks iDose patients experienced robust IOP-lowering over 24 months with continuous 24/7 compliance Over 24 months, iDose and timolol control groups progressed with similar number of protocol-mandated medications added iDose 24-month data validate favorable safety profile and duration of IOP-lowering effect iDose TR is not approved by the FDA

17 © 2021 Glaukos Corporation Sustained-Release Pharmaceuticals: iDoseTR Alternative to Topical Medications, Addressing Non-Adherence & Other Drawbacks Average IOP % Reduction from Baseline PHASE 2 CLINICAL DATA AT 24 MONTHS* iDose TR is not approved by the FDA 5 10 15 20 25 30 35 30% 28% 29% IOP % Reduction from Baseline iDose FE iDose SE Timolol 0.5% BID *Calculated using all IOP observations through each data point weighted equally, no imputations for mandated medications Average IOP reduction from baseline was 29% and 28% for the fast- and slow-release iDose TR arms, respectively, versus 30% for the timolol control arm at 24 months n = 47 50 46 5 10 15 20 25 30 35 13% 20% 23% % of Patients iDose FE iDose SE Timolol 0.5% BID n = 47 50 46 Proportion of Subjects with ≥ 40% IOP Reduction from Baseline PHASE 2 CLINICAL DATA AT 24 MONTHS* IOP reduction from baseline of at least 40% was shown in 23% and 20% of patients for the fast- and slow-release iDose TR arms, respectively, versus 13% of patients for the timolol control arm at 24 months

18 © 2021 Glaukos Corporation Sustained-Release Pharmaceuticals: iDoseTR Alternative to Topical Medications, Addressing Non-Adherence & Other Drawbacks Designed to address primary shortcomings of existing glaucoma topical and intracameral therapeutics Patients are generally poorly compliant with IOP-lowering eye drops iDose design implies 100% compliance once administered Improved compliance with glaucoma medications has been associated with better outcomes in glaucoma disease iDose offers fixed placement to improve the safety for corneal endothelium 1,460 Subjects received one administration of iDose vs approximately eye drops per eye in the control arm with twice-a- day timolol over 24 months per protocol greater* IOP reduction Subjects who were on one pre- study IOP-lowering medication at screening had over 24 months on iDose TR vs the pre-study IOP-lowering eye drops iDose subjects in fast- and slow-elution arms had clinically significant corneal endothelial cell loss, no serious corneal adverse events, and no conjunctival hyperemia adverse events to date no iDose TR is not approved by the FDA * For subjects on a single pre-study medication, iDose TR demonstrated incremental IOP reduction at 24 months of 1.1 mmHg and 1.5 mmHg versus pre-study IOP for slow and fast eluting arms, respectively

19 © 2021 Glaukos Corporation iDose TR, iDose TREX and iDose ROCK are not approved by the FDA ® Sustained-Release Pharmaceuticals: iDose Platform Next Generation iDose TREX & iDose ROCK INTENDED DISEASE STATE Ocular Hypertension to Refractory OAG Substantial increase in drug payload, with potential to double the duration-of-effect vs first-generation iDose TR Same external dimensions, titanium material, elution rate, anchor design and implantation procedure as first-generation iDose TR Uses travoprost formulation identical to first-generation iDose TR J-code structure provides opportunity for additional reimbursement vs iDose TR ® Leveraging iDose platform technology to develop sustained-release system for rho kinase inhibitors Evaluating multiple compounds with plan to select candidate for advancement into clinical trials ®

20 © 2021 Glaukos Corporation Creating a Vision Care Leader

21 © 2021 Glaukos Corporation Ocular Hypertension to Refractory Disease Glaucoma Corneal Health Keratoconus Ocular Surface Disease Refractive Conditions Retinal Disease Wet AMD DME RVO SUBMIT ISTENT INFINTE PMA-S TO FDA LAUNCH PRESERFLO & CONTINUE IPRIME DEVELOPMENT COMPLETE IDOSE TR PHASE 3 TRIAL R&D PROGRESS ON IDOSE TREX & IDOSE ROCK PREPARE FOR EPI-ON NDA FILING IN 2022 BEGIN CLINCAL TRIALS FOR EPI-ON NEXT GEN GENERATE FIRST CLINICAL DRY EYE CANDIDATE MOVE FIRST RETINAL DISEASE PROGRAM INTO CLINIC 2021: Key Catalysts to Drive the Business Forward

Corneal Health Pharmaceutical Platform: iLink

5 PREPARE FOR EPI-ON NDA FILING IN 2022

6 BEGIN CLINCAL TRIALS FOR EPI-ON NEXT GEN

iLink™ CROSS-LINKING PROCEDURE

Photrexa (Epi-off)

Single-application, bio-activated topical pharmaceutical solution shown to halt keratoconus progression

Uses photo-activation to create bonds between corneal collagen fibers

Excellent efficacy and safety profile, extensive clinical evidence and long-term (10-year) follow-up[1]

Product-specific J-Code; favorable reimbursement for 95%+ of commercial lives covered



1 Raiskup, et al., Corneal collagen crosslinking with riboflavin and ultraviolet-A light in progressive keratoconus: Ten-year results. J Cataract Refract Surg, 2015 ;

Epi-on (Epioxa)

Second-generation treatment for keratoconus

Designed to reduce treatment time and complexity, improving patient comfort and recovery time

Uses stronger UVA irradiation protocol and "boost" goggles to increase oxygen availability

Targeting NDA filing in 2022





Not approved by the FDA

Epi-on Next-Gen

New laser system, personalized treatment algorithm and proprietary chemical entity

Designed to further enhance iLink therapy for keratoconus

Evaluating potential for treating other conditions



Not approved by the FDA

22 © 2021 Glaukos Corporation

GLAUKOS

23 © 2021 Glaukos Corporation iLink Epi-on Phase 3 Clinical Trial Achieved Primary Efficacy Outcome Demonstrated Ability to Halt or Reduce Keratoconus Progression -1.0D Achieved primary efficacy outcome by demonstrating Kmax treatment effect of Well-tolerated procedure (majority of adverse events were mild and transient in nature; no change in corneal endothelial cell counts over course of trial) Epi-on is not approved by the FDA Multi-center, randomized, placebo-controlled pivotal trial designed to evaluate safety and efficacy of Epi-on therapy in impeding progression of and/or reducing Kmax in eyes with progressive keratoconus Kmax is objective measurement of the steepest corneal curvature based on corneal topography; increasing Kmax denotes corneal steepening and keratoconus progression 279-eye study (189 in treatment arm; 90 in control arm) Following 6-month follow-up, patients randomized to placebo were able to receive Epi-on treatment All patients followed another 6 months for safety and efficacy evaluations PHASE 3 CLINICAL TRIAL determined as prospectively defined least square mean Kmax change from baseline in treated arm vs. placebo arm at 6 months (p = 0.0004) 0.2D In treatment arm, Kmax improved compared to worsening in Kmax by 0.8D in placebo arm and demonstrating ability of Epi-on to halt or reduce disease progression 98% After initial 6-month follow- up, of placebo-randomized patients elected to cross-over to Epi-on treatment; for these patients, data showed Kmax improvement mean change of 0.3D at 6 months post-treatment

24 © 2021 Glaukos Corporation Corneal Health Pharmaceutical Platform: Eyelid Ophthalmic Drug Delivery Topical Therapy for Treatment of Dry Eye & Other Ocular Disorders Proprietary cream-based formulation applied to outer skin surface of the upper eyelids Anatomy of the eyelid with targeted sites Intratus not approved by the FDA Patented, cream-based formulation designed to be applied to upper eyelid for delivery at the lacrimal functional unit for treating dry eye Easier administration than topical eye drops, potentially better patient compliance Currently investigating possible applications for glaucoma and other ocular disorders Dry Eye / Ocular Surface Disease

25 © 2021 Glaukos Corporation Triamcinolone Acetonide SR RVO & DME Formulations developed to release triamcinolone acetonide for up to 6 months Microscope and SEM images of implants 1 Multi-Kinase Inhibitor SR Wet AMD, RVO & DME Developing a multi-kinase inhibitor small molecule sustained-release delivery system Formulations developed for 6 to 12 months release Prototype 4-month implant demonstrated 4 months of promising efficacy in a translational model of persistent retinal vessel leakage following a single intravitreal injection 2 % Released Anti-VEGF SR Wet AMD, RVO & DME Developing sustained release, hydrogel- based, erodible implant with protein stabilization technology Release rate of anti-VEGF protein verified in animal model of persistent retinal vascular leakage Optimization of delivery system is underway Released Cumulative Released (ug) 3 Retinal Disease Programs Retina pipeline not approved by the FDA

Our Strategy for Long-Term Growth & Profitability

Pipeline Currently Includes 14 Candidates, Plus Additional Undisclosed Programs

PRODUCT/CANDIDATE	PLATFORM / PRODUCT TYPE	PATIENT	STATUS
Micro-Surgical Devices			
iStent	Trabecular Bypass Stents	Mild-to-moderate glaucoma w/cataract	Approved
iStent inject / iStent inject W	Trabecular Bypass Stents	Mild-to-moderate glaucoma w/cataract	Approved
iStent SA	Trabecular Bypass Stents	Mild-to-moderate glaucoma pseudophakic	Pivotal IDE Trial
iStent infinite	Trabecular Bypass Stents	Advanced-to-refractory glaucoma	PMA-S Pending
iPRIME	Viscodelivery	OHT-to-moderate glaucoma; Advanced-to-refractory glaucoma	Class II (TBD)
PreserFlo (Santen)	Microshunt	Advanced-to-refractory glaucoma	PMA Submitted
Pharmaceuticals			
iDose TR	Sustained-Release System	OHT-to-moderate glaucoma; Advanced-to-refractory glaucoma	Phase 3
iDose TREX	Sustained-Release System	OHT-to-moderate glaucoma; Advanced-to-refractory glaucoma	Pre-clinical
iDose ROCK	Sustained-Release System	OHT-to-moderate glaucoma; Advanced-to-refractory glaucoma	Pre-clinical
iLink Epi-off (Photrexa)	Bio-Activated	Keratoconus	Approved
iLink Epi-on (Epioxa)	Bio-Activated	Keratoconus	Phase 3
iLink Epi-on Next Generation	Bio-Activated	Keratoconus; Refractive disorders	Pre-clinical
Dry Eye Candidate	Eyelid Drug Delivery	Ocular surface disease	Pre-clinical
Multi-Kinase Inhibitor SR	Bio-Erodible	Wet AMD; DME; RVO	Pre-clinical
Triamcinolone Acetonide SR	Bio-Erodible	DME; RVO	Pre-clinical
Anti-VEGF SR	Bio-Erodible	Wet AMD; DME; RVO	Pre-clinical
Biosensors			
IOP Sensor	Implantable sensor	OHT-to-moderate glaucoma; Advanced-to-refractory glaucoma	Pre-clinical

- OHT-to-moderate glaucoma
- Mild-to-moderate glaucoma w/cataract
- Mild-to-moderate glaucoma pseudophakic
- Advanced-to-refractory glaucoma
- Keratoconus
- Ocular surface disease
- Refractive disorders
- RVO
- Wet AMD
- DME

26 © 2021 Glaukos Corporation

GLAUKOS

Delivering a Deep Pipeline of Disruptive Therapies

Leveraging Multiple Proprietary Platforms to Serve Large Ophthalmic Markets


MARKET OPPORTUNITY
iStent
iStent *inject*
iStent *inject* W
iLink Epi-off
PreserFlo
iStent infinite
iDose TR
iDose TREX
iLink Epi-on
iStent SA
Dry Eye Therapy
iDose Rock
IOP Sensor
iLink Epi-on Next Gen
Retinal Disease Programs
2015-2020
2021-22
2023-24
2025+

27 © 2021 Glaukos Corporation

GLAUKOS

28 © 2021 Glaukos Corporation Appendix Rollout of Amort. Of Inventory Stock-based Reversal of Employee Inventory Dev Tech Write-off Comp Exp on Restructuring Retention/ Fair Value Adj Intangibles & iStent Inject Replacement Expenses Family First FY2020 GAAP net of COVID E&O Reserves Awards Credits FY2020 Non-GAAP Gross Margin E&O reversal Gross Margin Net Sales 224,959 $ 224,959 $ COGS 91,719 $ (24,712) $ (22,092) $ (6,248) $ (962) $ 106 $ 124 $ 37,935 $ Gross Profit 133,240 $ 24,712 $ 22,092 $ 6,248 $ 962 $ (106) $ (124) $ 187,024 $ Gross Margin 59% 83% GAAP to Non-GAAP Reconciliation - FY2020

29 © 2021 Glaukos Corporation